OPTIONEES TO WHOM INCENTIVE STOCK OPTIONS ARE GRANTED MUST MEET CERTAIN HOLDING PERIOD AND EMPLOYMENT REQUIREMENTS FOR FAVORABLE TAX TREATMENT.

UNLESS OTHERWISE STATED, ALL DEFINED TERMS IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

                                   MONARCH BANCORP

                                STOCK OPTION AGREEMENT

                             / / Incentive Stock Option

                           / / Non-Qualified Stock Option


         THIS AGREEMENT, dated the ____ day of ____________, 19__, by and between Monarch Bancorp, a California corporation (the "Corporation"), and _____________________ (the "Optionee");

         WHEREAS, pursuant to the Corporation's 1993 Stock Option Plan (the "Plan"), the Stock Option Committee has authorized the grant to Optionee of a Stock Option to purchase all or any part of _____________________ (______) authorized but unissued shares of the Corporation's Common Stock at the price of _________________
Dollars ($_____) per share, such Stock Option to be for the term and upon the terms and conditions hereinafter stated;

         NOW, THEREFORE, it is hereby agreed:

         1.  GRANT OF STOCK OPTION.  Pursuant to said action of the Stock
Option Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Corporation hereby grants to Optionee a Stock Option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this Reference, all or any part of ________________ (_______) Option Shares of the Corporation's Common Stock, at the price of ____________________ Dollars ($_____) per share. For purposes of this Agreement and the Plan, the date of grant shall be _________________, 19__. At the date of grant, Optionee [DOES] [DOES NOT OWN] stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Subsidiary.

         The Stock Option granted hereunder [IS] [IS NOT] intended to qualify as an Incentive Stock Option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

         2. EXERCISABILITY. This Stock Option shall be exercisable as to _________________ Option Shares on ________________, 19__, as to
__________________ Option Shares on ________________, 19__, as to
__________________ Option Shares on ________________, 19__, as to
__________________ Option Shares on ________________, 19__, and as to
_________________ Option Shares on ________________, 19__.   This Stock Option
shall remain exercisable as to all of such Option Shares until _______________, 19__ (but not later than ten (10) years from the date hereof), at which time it shall expire in its entirety, unless this Stock Option has expired or terminated earlier in accordance with the provisions hereof. Option shares as to which this Stock Option becomes exercisable may be purchased at any time prior to expiration of this Stock Option.

         3. EXERCISE OF STOCK OPTION. Subject to the provision of Paragraph 4 hereof, this Stock Option may be exercised by written notice delivered to the Corporation stating the number of Option Shares with respect to which this Stock Option is being exercised, together with cash and/or, if permitted at the time of exercise by the Stock Option Committee, shares of Common Stock of the Corporation which, when added to the cash payment, if any, have an aggregate Fair Market Value equal to the full amount of the purchase price of such Option Shares, and/or, if permitted at the time of exercise by the Stock Option Committee, and if Optionee is not also a director, consultant or business advisor of the Corporation or any of its subsidiaries, on a deferred basis evidenced by a promissory note. In addition, the Optionee shall have the right upon the exercise of this Stock Option in the manner set forth above to surrender for cancellation a portion of this Stock Option to the Company for the number of shares (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Company with such notice written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares to payment of the exercise price for shares subject to this Stock Option that are being acquired upon such exercise. The term "Appreciated Value" for each share subject to this Stock Option shall mean the excess of the Fair Market Value thereof over the exercise price then in effect. Not less than ten (10) Option shares may be purchased at any one time unless the number purchased is the total number which remains to be purchased under this Stock Option and in no event may the Stock Option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state income taxes then due.

         4. PRIOR OUTSTANDING STOCK OPTIONS. Incentive Stock Options granted to an Optionee may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted to him or her pursuant to this Plan. The Stock Option Committee shall determine if such options shall be exercisable if there are any Incentive Stock Options previously granted (or substituted) to him or her pursuant to this Plan, and such determination shall be evidenced in the Agreement executed by the Optionee and the Corporation. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.

         5. CESSATION OF EMPLOYMENT. Except as provided in Paragraphs 6, 8 or 10 hereof, except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if Optionee's status as an Eligible Participant under the Plan is terminated, this Stock Option shall expire three (3) months thereafter or on the date specified in Paragraph 2 hereof, whichever is earlier. During such period after termination of status as an Eligible Participant, except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which the Optionee's status as an Eligible Participant was terminated, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of consultant, business associate or other person or entity with important business relationships with the Corporation no longer doing business or otherwise terminating his or its business relationship with the Corporation.

         6. DISABILITY OR DEATH OF OPTIONEE. Except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if Optionee loses his or its status as an Eligible Participant under the Plan by reason of death or if Optionee is disabled while employed by the Corporation or a Subsidiary, or if Optionee dies or becomes so disabled during the three-month period referred to in Paragraph 5 hereof, this Stock Option shall automatically expire and terminate one (l) year after the date of Optionee's disability or death or on the day specified in Paragraph 2 hereof, whichever is earlier. If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of such Optionee's death or disability. After Optionee's disability or death but before such expiration, the person or persons to whom Optionee's rights under this Stock Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of Optionee's estate, shall have the right to exercise this Stock Option to the extent that increments, if any, had become exercisable as of the date on which Optionee's status as an Eligible Participant
under the Plan had been terminated.   For purposes hereof, "disability" shall
have the same meaning as set forth in Section 13 of the Plan.

         7. NONTRANSFERABILITY. This Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during Optionee's lifetime only by Optionee or his or her guardian or legal representative.

         8. EMPLOYMENT. Optionee, other than directors, consultants or business advisors, agrees to remain in the employ of the Corporation, or any subsidiary for at least one (l) year from the date the option is granted subject to prior termination at the discretion of the Board of Directors. This Agreement shall not obligate the Corporation or a Subsidiary to employ Optionee for any period, nor shall it interfere in any way with the right of the Corporation or a Subsidiary to increase or reduce Optionee's compensation.

         9. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to Optionee as provided in the Plan. Except as provided in
Section 15 of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

         10. MODIFICATION AND TERMINATION BY BOARD OF DIRECTORS. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 12, 13, 14 and 15 of the Plan. Upon adoption by the requisite holders of the Corporation's outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation to, or the acquisition of stock representing more than fifty percent (50%) of the voting power of the Corporation then outstanding by another corporation or person which would, upon consummation, result in termination of this Stock Option in accordance with
Section 15 of the Plan, this Stock Option shall become immediately exercisable as to all vested but unexercised Option Shares for a period then specified by the Stock Option Committee, but in any event not less than 30 days, in accordance with Section 8(e) of the Plan, on the condition that the terminating event described in Section 15 of the Plan is consummated. If such terminating event is not consummated, this Stock Option shall be exercisable in accordance with the terms of the Agreement, excepting this Paragraph 10.

         11. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring Option Shares upon exercise of this Stock Option, will notify the Corporation in writing not more than five (5) days after any sale or other disposition of such Shares.

         12. REPRESENTATIONS OF OPTIONEE. No Option Shares issuable upon the exercise of this Stock Option shall be issued and delivered unless and until all requirements of applicable state and federal law and of the Securities and Exchange Commission pertaining to the issuance and sale of such Option Shares, and all applicable listing requirements of the securities exchanges, if any, on which shares of Common Stock of the Corporation of the same class are then listed, shall have been complied with. Without limiting the foregoing, the undersigned Optionee hereby agrees, represents and warrants that unless and until the shares of Common Stock covered by the Plan and issued to Optionee have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, Optionee will acquire all Option Shares upon exercise of this Stock Option for investment purposes only and not for resale or for distribution, and Optionee hereby agrees to execute and deliver to the Corporation a representation letter in the form and substance of Exhibit "A" attached hereto, and to be bound by the representations, warranties, covenants and promises contained therein. Optionee further agrees, represents and warrants that upon exercise of all or part of this Stock Option, Optionee will not transfer any such Option Shares except in compliance with said registration provisions or an applicable exemption therefrom. Upon each exercise of any portion of this Stock Option, the person entitled to exercise same shall, unless waived by the Corporation, furnish evidence satisfactory to counsel for the Corporation (including written and signed representations in the form attached hereto as Exhibit "B") that the Option Shares are being acquired in good faith for investment purposes only and not for resale or distribution except in compliance with the state and federal requirements described above or applicable exemptions therefrom. Furthermore, the Corporation, may, if it deems appropriate, issue stop transfer instructions against any Option Shares and affix to any certificate representing such Shares the legends of the type described in
Section 24 of the Plan.

         13. NOTICES. All notices to the Corporation provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its principal office and all notices to Optionee shall be addressed to Optionee's address on file with the Corporation or a subsidiary corporation, or to such other address as either may designate to the other in writing, all in compliance with the notice provisions set forth in Section 25 of the Plan.

         14. INCORPORATION OF PLAN. All of the provisions of the Plan are incorporated herein by reference as if set forth in full hereat. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions herein shall be disregarded.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                  Monarch Bancorp


                                  By:
                                     ------------------------------------

                                  By:
                                     ------------------------------------


                                  OPTIONEE

                                  ---------------------------------------

                                     EXHIBIT "A"


                                 _____________, 19__




Monarch Bancorp
30000 Town Center Drive
Laguna Niguel, California  92677

Gentlemen:

         On this ___ day of ________ 19__, the undersigned has been granted pursuant to the Monarch Bancorp 1993 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Monarch Bancorp and the undersigned, dated ________ _, 19__, an option to purchase _____________ (_____)
shares of the no par value Common Stock of Monarch Bancorp (the "Stock").

         In consideration of the grant of such option by Monarch Bancorp:

         1. I hereby represent, warrant and certify to you that I am a bona fide resident and domiciliary of the State of California and that I maintain my principal residence in the State of California.

         2. I hereby represent and warrant to you that the stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the stock to others or otherwise resell the stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

         3. I hereby acknowledge and agree that (l) the stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of Monarch Bancorp to register such stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (2) that the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or Monarch Bancorp determines that the transfer will not violate the Federal securities laws.

         4. I understand that the corporation is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such options to me and upon subsequently issuing any stock pursuant to the Plan without first registering the same under the Securities Act of 1933, as amended.

         5. I understand that the certificate evidencing the stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the stock is not registered under the Securities Act of 1933 and that stop transfer orders will be placed against the shares with Monarch Bancorp's transfer agent.

         6.  I am registered to vote in California:   Yes  / /
                                                       No  / /

         7.  I have been a resident of California for ____  years.

         8.  My permanent residence address is as follows:


                           -------------------------------

                           -------------------------------

                           -------------------------------

         9. I hereby agree to inform the Corporation if, during the term of the option, I move my principal residence outside of California.

         The agreements contained herein shall inure to benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and Monarch Bancorp.

                                  Very truly yours,



                                  --------------------------------------
                                  (Signature)


                                  --------------------------------------
                                  (Type or Print Name)

                                     EXHIBIT "B"



                                 _____________, 19__





Monarch Bancorp
30000 Town Center Drive
Laguna Niguel, California  92677

Gentlemen:

         On this ____ day of _______________, 19__, the undersigned has acquired, pursuant to the Monarch Bancorp 1993 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Monarch Bancorp and the undersigned, dated __________, 19__, ___________ (_____) shares of the no par value Common Stock of Monarch Bancorp (the "Stock"). In consideration of the issuance of Monarch Bancorp to the undersigned said shares of its Common
Stock:

         1. I hereby represent and warrant to you that the Stock will be acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

         2. I hereby represent, warrant and certify to you that I am a bona fide resident and domiciliary of the State of California and that I maintain my principal residence in the State of California.

         3. I hereby acknowledge and agree that (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of Monarch Bancorp to register such stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock acquired by me is not freely tradeable and must be held by me unless traded as provided in Paragraph 4 herein or unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 or under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock to be received by me pursuant to said Plan and Agreement and that I understand the scope and effect of those restrictions.

         4. I hereby represent, warrant, and certify to the Corporation that I will not sell or otherwise dispose of all or any part of the shares of the stock being acquired by me pursuant to the Plan or any interest therein to an non-resident individual, corporation, partnership, or other form of business organization of the State of California.

         5. I hereby represent, warrant and certify to the Corporation that the information supplied to the Corporation pursuant to Exhibit "l" attached hereto is true and correct and may be relied upon by the Corporation in connection with the issuance of the Corporation's Stock to me.

         6. I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity not a bona fide resident of the State of California; and (ii) that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

         7. I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933, as amended, and that the Stock has been acquired pursuant to the representation in this letter and the Plan and the Agreement:

         "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

and

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR BY MONARCH BANCORP, THAT REGISTRATION IS NOT REQUIRED."

         8. I hereby agree and understand that the Corporation will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

         The agreements contained herein shall inure to benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and Monarch Bancorp.

                                  Very truly yours,


                                  ---------------------------------------
                                  (Signature)


                                  ---------------------------------------
                                  (Type or Print Name)